Shane Daly

Vice President and

Associate General Counsel

(212) 314-3912

Fax: 212-314-3959

[AXA EQUITABLE LOGO]

September 7, 2018

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Separate Account No. 49 of AXA Equitable Life Insurance Company (the “Account”) Registration Nos.:
333-05593 and 811-07659 Accumulator (Includes Income Manager)
333-64749 and 811-07659 Accumulator Plus
333-60730 and 811-07659 Accumulator Elite
333-31131 and 811-07659 Accumulator Select
333-79379 and 811-07659 Accumulator Express
333-96177 and 811-07659 Accumulator Advisor
333-127445 and 811-07659 Retirement Income for Life
333-137206 and 811-07659 Stylus
333-142414 and 811-07659 Emblem
333-165395 and 811-07659 Structured Capital Strategies
333-207256 and 811-07659 Structured Capital Strategies 16
333-216084 and 811-07659 Structured Capital Strategies PLUS
333-216084 and 811-07659 Structured Capital Strategies PLUS Guard

Commissioners:

AXA Equitable, on behalf of Registrant, has sent to contract owners the semi-annual reports, for the period ended June 30, 2018, for the following underlying mutual funds (“Funds”) in which Registrant invests:

•	AXA Premier VIP Trust – underlying funds:

AXA Aggressive Allocation

AXA Conservative Allocation

AXA Conservative-Plus Allocation

AXA Moderate Allocation

AXA Moderate-Plus Allocation

•	EQ Advisors Trust – underlying funds:

1290 VT GAMCO Mergers & Acquisitions

1290 VT GAMCO Small Company Value

1290 VT Socially Responsible

AXA 400 Managed Volatility

AXA 2000 Managed Volatility

AXA Balanced Strategy

AXA Conservative Growth Strategy

AXA Conservative Strategy

AXA/Franklin Balanced Managed Volatility

AXA/Franklin Small Cap Value Managed Volatility

AXA/Franklin Templeton Allocation Managed Volatility

AXA Global Equity Managed Volatility

AXA Growth Strategy

AXA International Core Managed Volatility

AXA International Value Managed Volatility

AXA/Janus Enterprise

AXA Large Cap Core Managed Volatility

AXA Large Cap Growth Managed Volatility

AXA Large Cap Value Managed Volatility

AXA Mid Cap Value Managed Volatility

AXA Moderate Growth Strategy

AXA/Mutual Large Cap Equity Managed Volatility

AXA/Templeton Global Equity Managed Volatility

AXA/AB Short Duration Government Bond

AXA/AB Small Cap Growth

EQ/Common Stock Index

EQ/Core Bond Index

EQ/Equity 500 Index

EQ/Intermediate Government Bond

EQ/International Equity Index

EQ/Large Cap Growth Index

EQ/Large Cap Value Index

EQ/Mid Cap Index

EQ/Money Market

EQ/Quality Bond PLUS

EQ/Small Company Index

Multimanager Technology

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

AXA Equitable understands that the Funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Very truly yours,

/s/ Shane Daly
Shane Daly

AXA EQUITABLE LIFE INSURANCE COMPANY

1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104